UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2006

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 19, 2006, Entrust, Inc. (NASDAQ: ENTU) (“Entrust”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blazing Acquisition Corporation, a wholly owned subsidiary of Entrust (“Merger Sub”), Business Signatures Corporation (“Business Signatures”), Amos Barzilay, as stockholder representative, U.S. Bank National Association, as escrow agent, the Company Board Stockholders. Pursuant to the Merger Agreement, Merger Sub merged with and into Business Signatures, with Business Signatures continuing as the surviving corporation and as a wholly owned subsidiary of Entrust (the “Merger”).

Pursuant to the Merger Agreement, Entrust paid approximately $50 million in cash as consideration for its acquisition of Business Signatures. In addition to the cash payment, options issued under Business Signatures’ stock plan have been converted, subject to certain adjustment, into options exercisable, on the same terms and conditions of the options prior to the Merger, for Entrust common shares. Approximately $5 million of the cash payment was paid into an escrow account at closing. The escrow account is maintained the purpose of satisfying any indemnification obligations of the former Business Signatures shareholders. Any funds remaining in escrow on July 19, 2007 will be released to the certain of the former shareholders of Business Signatures in accordance with the Merger Agreement.

In connection with the Merger, Business Signatures entered into new employment agreements with the following founders and certain former key employees of Business Signatures.

The description of the Merger Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 19, 2006, Entrust completed the acquisition of Business Signatures pursuant to the Merger Agreement. The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Merger is incorporated by reference herein and made a part hereof.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Entrust for the quarter ended June 30, 2006 and forward-looking statements relating to 2006 and the second quarter of 2006 as presented in a press release of July 20, 2006. The information in this Item 2.02 shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this Item 2.02 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the company’s earnings release contains non-GAAP financial measures. For non-GAAP financial measures presented in the earnings release, the most directly comparable financial measure is provided, along with a reconciliation of the differences between the non-GAAP financial measures. Additionally, the Company offers the following with respect to each non-GAAP adjustment item:

•	The reasons why the company’s management believes theses non-GAAP financial measures provides useful information; and

•	If material, any additional purposes for which the company’s management uses the non-GAAP financial measure.

Stock Compensation Expense

Management uses non-GAAP financial measures excluding Stock Compensation Expense for managerial assessment purposes, including as a means to compare prior periods and evaluate operational results. Internal management reports and reports to the Board of Directors present both the GAAP and non-GAAP measure. The trend of stock option expense is generally known and the plan details are fully disclosed in the Company’s notes to its financial statements and the Company’s critical accounting policies further discuss.

Management believes stock compensation expense non-GAAP adjustment is significant to investors because it is these are non-cash items, their fair value in the financial statements is estimated, and it allows comparability to prior periods for which they were not expensed under GAAP, prior to the implementation of SFAS 123R.

Amortization of Intangibles

Management excludes the amortization of intangibles when assessing and making decision regarding operational and R&D funding decisions. Management believes the non-GAAP adjustment is significant to investors because it is a non-cash item, the amount was determined as a result of a prior acquisition decision and is not indicative of future cash operating costs. Disclosure of this amount also allows investors to measure the amount of current funding in R&D. The trend of amortization is known and is detailed in the notes to the Company’s accounting statements.

Restructuring Charges

Management evaluates current operational performance by excluding restructuring charges, and as a means to compare prior periods which also exclude such charges. The Company believes the non-GAAP adjustment is significant to investors because it relates to an abandoned facility that was exited under a restructuring program. The change of estimate of sublease income is not indicative of future cash operations costs and it allows comparability to prior periods. The trend of restructuring expense is not generally known. However, the cash commitments and estimated recoveries are fully disclosed in the Company’s notes to its financial statements and the Company’s critical accounting policies further discuss the risks associated with the estimates.

Impairment of Strategic Investments

Management excludes impairment charges in its analysis of ongoing business operations, including both GAAP and non-GAAP measures in reports to the Board of Directors. Management also believes the non-GAAP adjustment is significant to investors because it is a non-cash item that relates to an investment made in prior periods, and not central to the company’s current operations or revenue stream. The impairments are not indicative of future cash operations costs and such disclosure allows comparability to prior periods. There is no trend of impairments as this expense is not generally known. The Company’s investments are fully disclosed in the Company’s notes to its financial statements and the Company’s critical accounting policies further discuss the risks associated with the estimates.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item are not included in this report on Form 8-K. The required financial statements will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item is not included in this report on Form 8-K. The required pro forma financial information will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Exhibits

Exhibit No.	Description

2	Agreement and Plan of Merger between and among Entrust, Inc., Blazing Acquisition Corporation, Business Signatures Corporation, Amos Barzilay, as the stockholder representative, U.S. Bank National Association, as the escrow agent, and the Company Board Stockholders, dated July 19, 2006.

99.1	Press Release dated July 20, 2006, announcing financial results for the fiscal quarter ended June 30, 2006 (furnished herewith).

99.2	Press Release dated July 20, 2006, announcing the acquisition of Business Signatures Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date:	July 20, 2006	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2	Agreement and Plan of Merger between and among Entrust, Inc., Blazing Acquisition Corporation, Business Signatures Corporation, Amos Barzilay, as the stockholder representative, U.S. Bank National Association, as the escrow agent, and the Company Board Stockholders, dated July 19, 2006.

99.1	Press Release dated July 20, 2006, announcing financial results for the fiscal quarter ended June 30, 2006 (furnished herewith).

99.2	Press Release dated July 20, 2006, announcing the acquisition of Business Signatures Corporation.